Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

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:
In re:	:	Chapter 11
:
YOUNG BROADCASTING INC. et al.,	:	Case No. 09-10645 (AJG)
:
Debtors.(1)	:
	:	(Jointly Administered)
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MONTHLY OPERATING REPORT FOR THE

PERIOD FEBRUARY 13 TO FEBRUARY 28, 2009

Debtors’ Address:

599 Lexington Avenue
New York, New York 10022

Period Operating Loss: $

Debtors’ Counsel:

SONNENSCHEIN NATH & ROSENTHAL LLP

Peter D. Wolfson

Jo Christine Reed

1221 Avenue of the Americas

24th floor

New York, New York 10020

T: 212.768.6700

F: 212.768.6800

Report Preparer:             Young Broadcasting Inc.

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies, under the penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.(2)

Dated: April 23, 2009
James A. Morgan, Chief Financial Officer

(1)                                The Debtors in these cases are Young Broadcasting Inc.; Young Broadcasting of Lansing, Inc.; Young Broadcasting of Louisiana, Inc.; Young Broadcasting of Nashville, LLC; Young Broadcasting of Albany, Inc.; Young Broadcasting of Richmond, Inc.; Young Broadcasting of Knoxville, Inc.; Young Broadcasting of Green Bay, Inc.; Young Broadcasting of Davenport, Inc.; Young Broadcasting of Sioux Falls, Inc.; Young Broadcasting of Rapid City, Inc.; Young Broadcasting of San Francisco, Inc.; Young Broadcasting of Nashville, Inc.; Young Broadcasting of Los Angeles, Inc.; Young Broadcasting Shared Services, Inc.; Adam Young Inc.; WKRN, G.P.; WATE, G.P.; KLFY, L.P.; YBT, Inc.; YBK, Inc.; LAT, Inc.; Winnebago Television Corporation; Fidelity Television, Inc.; and Honey Bucket Films, Inc.

(2)                                All amounts herein are unaudited and subject to revision. The Debtors reserve all rights to revise this report.

NOTES TO MONTHLY OPERATING REPORT

Young Broadcasting Inc. and certain of its direct and indirect subsidiaries, the debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, “Company” or “Debtors”), hereby submit their Monthly Operating Report (the “MOR”).

1.             Description of the Cases. On February 13, 2009, (the “Petition Date”), each of the Debtors filed a voluntary petition with the Bankruptcy Court for reorganization under Chapter 11 of the Bankruptcy Code. The cases are being jointly administered under case number 09-10645 (AJG). The Debtors are currently operating their businesses as debtors-in—possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code. Each Debtor’s fiscal year ends on December 31 of each year.

2.             Basis of Presentation. The MOR is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the United States Bankruptcy Court. The financial information in the MOR is preliminary and unaudited and does not purport to show the financial statements of the Debtors in accordance with GAAP and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items. We caution readers not to place undue reliance upon the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

The information contained in the MOR has been derived from the Debtors’ books and records. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP, and upon the application of such procedures, we believe that the financial information could be subject to changes and these changes could be material. The information furnished in this MOR includes primarily normal recurring adjustments but does not include all of the adjustments that would typically be made for financial statements prepared in accordance with GAAP. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

The statements contained herein have been prepared in accordance with the guidance in American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”), which is applicable to companies in Chapter 11.

3.             Summary of Significant Reporting Policies. The Debtors use a consolidated cash management system through which the Debtors collect substantially all receipts and pay liabilities and expenses. Cash receipts and disbursements are recorded on the books and records of each Debtor and inter-company journal entries are utilized to record transactions affecting revenues, expenses, assets and liabilities between Debtors. The Court has entered an order authorizing the Debtors to continue to use their existing cash management system.

4.             Foreign Currency. The Debtors have no foreign currency transactions. Therefore, all amounts are reflected in U.S. dollars.

2

5.             Inter-company Receivables/Payables. Inter-company balances have been set forth in the MOR to the best of the Debtors’ knowledge, information and belief at the value as set forth on the Debtors’ books and records.

6.             Recoveries and Causes of Action. The Debtors Schedules and Statements may not include a complete list of causes of action they possess as of the Petition Date, or at any point thereafter. Regardless of the recoveries and causes of action listed, the Debtors reserve all of their rights with respect to assert any and all causes of action they may possess, including, but not limited to, avoidance actions, and neither these Global Notes nor the Schedules and Statements shall be deemed a waiver or limitation of any of the Debtors’ rights to pursue any such causes of action or recovery.

7.             Reorganization Items. American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”) requires separate disclosure of reorganization items such as realized gains and losses from the settlement of pre-petition liabilities, provisions for losses resulting from the reorganization and restructuring of the business as well as professional fees directly related to the process or reorganizing the Debtors under Chapter 11. Such items are reflected in the statements.

8.             Liabilities Subject to Compromise. As a result of the Chapter 11 filing, most pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. The Debtors have been paying and intend to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Debtors may reject pre-petition executory contracts and unexpired leases with respect to the Debtors’ operations with the approval of the Bankruptcy Court. Damages resulting from rejection of executory contracts and unexpired leases are generally treated as general unsecured claims and will be classified as liabilities subject to compromise. The pre-petition liabilities that are subject to compromise are reported herein at the amounts expected to be allowed, although they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims or other events.

9.             Post-petition Accounts Payable. To the best of the Debtors’ knowledge, all undisputed post-petition accounts payable have been and are being paid under agreed-upon payment terms. Thus, an accounts payable aging is not included in this report.

3

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

February 2009

			09-10671	09-10661	09-10651	09-10653	09-10649	09-10665	09-10656	09-10659	09-10673	09-10672	09-10652	09-10655
	Case #		WLNS	KLFY	KLFY LP	LAT	WTVO	WKRN	WKRN GP	YBT	WTEN	WRIC	WATE	WATE GP
ASSETS
Cash			$(22,602)	$26,963	$0	$0	$0	$49,010	$0	$0	$(87,929)	$4,759	$25,447	$0
Accounts Receivable			1,360,780	1,859,328				3,254,336			1,934,632	2,552,869	1,863,864
Interest Receivable-Subsidiaries-Subject to Compromise
Program License Rights -S/T			324,127	157,665				478,375			610,694	1,329,666	827,884
Prepaid Expenses			151,734	35,927				23,185			39,749	14,780	4,063
Cash Invested Over 3 Months
Total current assets			1,814,039	2,079,884				3,804,906			2,497,146	3,902,073	2,721,258

Property & Equipment			22,988,860	19,691,437				26,662,587			17,165,446	27,685,241	19,584,629
Accumulated Depreciation			(18,899,191)	(16,631,170)				(20,952,316)			(14,049,932)	(20,992,867)	(14,604,230)
Net property and equipment			4,089,669	3,060,267				5,710,272			3,115,514	6,692,374	4,980,400

Program License Rights-L/T			128,700								10,000
Deposits			275	8,803							138,616	67,705
Notes Receivable Subsidiaries-Subject to Compromise
Investments											623,821
Goodwill			294,329		14,425,250							97,587	9,331
Accumulated Amortization - Goodwill			(294,330)		(6,592,586)							(17,484)	(9,331)
Accumulated Amortization - Indefinitely Lived 1A			(4,516,577)	(118,854)	(612,608)			(144,809)	(2,234,115)		(1,968,693)	(5,023,645)	(85,928)	(8,075,475)
Going Concern				350,000				463,389			2,916,396	479,600
FCC/Broadcast Licenses			10,712,060		1,804,000				7,149,168		3,556,017	27,559,349		19,321,618
Accum Amort - Definite Lived Intangible Assets			(7,791,830)		(4,971,320)			(208,027)	(5,690,007)		(3,282,078)	(162,759)	(44,095)
Organizational Costs			2,406									486,667
Intangibles			1,649,600					208,027					141,759
Network Affiliation			11,106,203		9,381,428				11,938,965		6,917,548
Accumulated Amortization - Deferred Charges
Debt issuance Costs
Pre-Petition Intercompany			(1,034,872)	(1,483,461)	2,117,561	66,667		(1,057,489)	2,417,879	55,556	746,543	2,338,081	(1,695,076)	(10,595)
Post-Petition Intercompany Activity			156,056	370,703	(440)			288,277	(815)		333,805	449,026	307,256	(815)
Total non-current assets			10,412,021	(872,809)	15,551,285	66,667		(450,632)	13,581,075	55,556	9,991,975	26,274,126	(1,376,085)	11,234,733

Total Assets			$16,315,729	$4,267,342	$15,551,285	$66,667	$0	$9,064,546	$13,581,075	$55,556	$15,604,635	$36,868,574	$6,325,573	$11,234,733

LIABILITIES AND EQUITY
Liabilities not subject to Compromise
Accounts Payable			160,820	214,981				223,171			169,214	271,266	203,043
Accrued Expenses			306,115	246,773			804	288,595			198,350	271,880	152,978
Program License Liability			475,822	142,991				464,671			577,394	1,233,538	763,224
Deferred Revenue			488,866	512,788				274,815			418,945	227,555	192,754
Total Liabilities not subject to Compromise			1,431,622	1,117,533			804	1,251,252			1,363,901	2,004,239	1,311,999

Liabilities subject to Compromise
Accounts Payable			296,623	298,929				527,881			433,194	803,141	633,940
Pre-Petition Accrued Interest		(1)	648,117	4,515,190	134,169			(87,429)	134,897		170,198	134,635	380,946	10,558,927
Post-Petition Accrued Interest		(2)
Notes Payable - Senior bank L/T
Notes Payable - Senior sub-debt
Premiums on Subordinated Debt
Notes Payable Parent			36,783,094	29,157,765	33,334,012			18,503,499	33,514,768		31,899,172	51,150,000	16,777,582	44,572,418
Deferred Tax Liability
Other Liabilities		(3)
Total Liabilities subject to Compromise			37,727,835	33,971,884	33,468,182			18,943,951	33,649,665		32,502,564	52,087,776	17,792,468	55,131,345

Common Stock			1,934	518			50,199	1,421
Additional Paid In Capital			13,367,122	21,748,476	(16,792,480)	66,667	8,054,984	20,779,608	(24,776,491)	55,556	(6,105,135)	(15,523,638)	11,097,732	759,231
Other Income
Retained Earnings			(36,212,783)	(52,571,070)	(1,124,417)		(8,105,988)	(31,911,686)	4,707,902		(12,156,695)	(1,699,802)	(23,876,625)	(44,655,843)
Stockholders’ Equity			(22,843,727)	(30,822,076)	(17,916,897)	66,667	(804)	(11,130,657)	(20,068,590)	55,556	(18,261,830)	(17,223,440)	(12,778,893)	(43,896,612)
Total Liabilities & Equity			$16,315,729	$4,267,342	$15,551,285	$66,667	$0	$9,064,546	$13,581,075	$55,556	$15,604,635	$36,868,574	$6,325,573	$11,234,733
			—	(0)	—	—	—	—	—	—	—	—	—	—

See Attached Notes

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

February 2009

			09-10658	09-10650	09-10648	09-10662	09-10670	09-10660	09-10663	09-10664	09-10657	09-10666	09-10668	09-10645	N/A
	Case #		YBK	WBAY	KWQC	KELO	KCLO	KRON	AYI	HBF	KCAL	Fidelity TV	YBSAS	CORP	YBCC
ASSETS
Cash			$0	$34,367	$(34,834)	$(51,453)	$100	$(413,202)	$(14,104)	$0	$0	$0	$(140)	$21,405,473	$0
Accounts Receivable			55,556	2,034,017	1,846,150	1,947,421	129,380	5,288,870	243,217					39,137
Interest Receivable-Subsidiaries-Subject to Compromise														550,361,168
Program License Rights -S/T				376,798	582,240	243,534	8,637	4,590,938
Prepaid Expenses				43,139	34,636	34,098		220,512	(1,213)				2,448	1,915,325
Cash Invested Over 3 Months														1,011,711
Total current assets			55,556	2,488,320	2,428,191	2,173,600	138,117	9,687,118	227,900				2,308	574,732,815

Property & Equipment				26,712,247	18,653,652	34,503,662	3,849,425	44,155,018	1,068,583				274,002	6,553,578
Accumulated Depreciation				(21,126,096)	(15,059,988)	(29,679,915)	(3,198,770)	(31,808,474)	(1,005,758)				(14,480)	(5,539,837)
Net property and equipment				5,586,151	3,593,664	4,823,747	650,655	12,346,544	62,824				259,522	1,013,740

Program License Rights-L/T								94,200
Deposits				43,200	2,500	5,374	1,731	49,606	10,199				8,000	562,950
Notes Receivable Subsidiaries-Subject to Compromise														1,052,864,358	143,320,371
Investments					(21,351)	769,146		2,039,905	1,954,938
Goodwill				6,453		220,700	15,900
Accumulated Amortization - Goodwill				(6,453)		(30,806)	(2,617)
Accumulated Amortization - Indefinitely Lived IA				(3,550,605)	(1,753,766)	(831,109)	(17,169)	(30,346,900)
Going Concern
FCC/Broadcast Licenses				19,531,432	10,402,616	5,954,211	122,999	98,543,976
Accum Amort - Definite Lived Intangible Assets					(12,331,972)	(7,442,966)	(188,536)	(8,591,604)	(118,156)
Organizational Costs								8,591,604	122,430
Intangibles					236,342
Network Affiliation					32,053,766	19,271,111	494,575
Accumulated Amortization - Deferred Charges														(7,437,804)
Debt Issuance Costs														13,955,285
Pre-Petition Intercompany			55,556	3,840,512	1,247,881	3,140,865	1,163,813	(14,075,078)	(2,521,485)				(256,392)	166,749,014	(16,879,553)
Post-Petition Intercompany Activity				448,622	393,247	765,235	51,379	579,032	(175,134)				9,519	(3,974,954)
Total non-current assets			55,556	20,313,160	30,229,264	21,821,762	1,642,076	56,884,743	(727,207)				238,873	1,222,718,849	126,440,818

Total Assets			$111,112	$28,387,631	$36,251,119	$28,819,110	$2,430,848	$78,918,404	$(436,483)	$0	$0	$0	$22,957	$1,798,465,404	$126,440,818

LIABILITIES AND EQUITY
Liabilities not subject to Compromise
Accounts Payable			55,556	453,046	182,331	121,346	2,331	2,713,767	11,962				12,327	169,316
Accrued Expenses				213,556	106,697	273,638	53,287	5,949,275	24,973					2,318,628
Program License Liability				501,708	534,330	217,595	6,302	9,922,385
Deferred Revenue				733,946	717,789	896,309	2,243	192,288
Total Liabilities not subject to Compromise			55,556	1,902,255	1,541,147	1,508,888	64,163	18,777,715	36,935				12,327	2,487,944

Liabilities subject to Compromise
Accounts Payable				459,645	513,818	448,769		8,748,225	66,652				10,630	238,961
Pre-Petition Accrued Interest		(1)		(98,884)	110,812	47,008		533,712,582						23,042,906
Post-Petition Accrued Interest		(2)												672,827
Notes Payable - Senior bank L/T														338,125,000
Notes Payable - Senior sub-debt														484,299,000
Premiums on Subordinated Debt														1,158,483
Notes Payable Parent				37,500,000	57,173,000	51,281,308		754,538,111
Deferred Tax Liability														38,314,358
Other Liabilities		(3)												2,732,721
Total Liabilities subject to Compromise				37,860,761	57,797,630	51,777,085		1,296,998,918	66,652				10,630	888,584,256

Common Stock														19,732
Additional Paid In Capital			55,556	(14,463,985)	(8,008,884)			90,324,210	10,434,004	1,971,300				262,431,491	278,758,099
Other Income								(5,652,404)
Retained Earnings				3,088,599	(15,078,775)	(24,466,863)	2,366,685	(1,321,530,035)	(10,974,074)	(1,971,300)				644,941,982	(152,317,281)
Stockholders’ Equity			55,556	(11,375,385)	(23,087,659)	(24,466,863)	2,366,685	(1,236,858,229)	(540,069)					907,393,204	126,440,818
Total Liabilities & Equity			$111,112	$28,387,631	$36,251,119	$28,819,110	$2,430,848	$78,918,404	$(436,483)	$0	$0	$0	$22,957	$1,798,465,404	$126,440,818
			—	—	—	—	—	—	—	—	—	—	—	(0)	—

See Attached Notes

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

February 2009

	Case #				09-10645
			Sub-Total	Elimination	Consolidated
ASSETS
Cash			20,921,857		$20,921,857
Accounts Receivable			24,409,557		$24,409,557
Interest Receivable-Subsidiaries-Subject to Compromise			550,361,168	(550,361,168)	$0
Program License Rights -S/T			9,530,558		$9,530,558
Prepaid Expenses			2,518,381		$2,518,381
Cash Invested Over 3 Months			1,011,711		$1,011,711
Total current assets			608,753,232	(550,361,168)	58,392,064

Property & Equipment			269,548,365		269,548,365
Accumulated Depreciation			(213,563,023)		(213,563,023)
Net property and equipment			55,985,342		55,985,342

Program License Rights-L/T			232,900		232,900
Deposits			898,959		898,959
Notes Receivable Subsidiaries-Subject to Compromise			1,196,184,729	(1,196,184,729)
Investments			5,366,459	(1,954,938)	3,411,522
Goodwill			15,069,550		15,069,550
Accumulated Amortization - Goodwill			(6,953,607)		(6,953,607)
Accumulated Amortization - Indefinitely Lived IA			(59,280,253)		(59,280,253)
Going Concern			4,209,385		4,209,385
FCC/Broadcast Licenses			204,657,446		204,657,446
Accum Amort - Definite Lived Intangible Assets			(50,823,350)		(50,823,350)
Organizational Costs			9,203,108		9,203,108
Intangibles			2,235,728		2,235,728
Network Affiliation			91,163,596		91,163,596
Accumulated Amortization - Deferred Charges			(7,437,804)		(7,437,804)
Debt Issuance Costs			13,955,285		13,955,285
Pre-Petition Intercompany			144,925,929	(144,925,929)	(0)
Post-Petition Intercompany Activity			0		0
Total non-current assets			1,563,608,061	(1,343,065,596)	220,542,465

Total Assets			$2,228,346,635	$(1,893,426,763)	$334,919,872

LIABILITIES AND EQUITY
Liabilities not subject to Compromise
Accounts Payable			4,964,476		4,964,476
Accrued Expenses			10,405,548		10,405,548
Program License Liability			14,839,959		14,839,959
Deferred Revenue			4,658,297		4,658,297
Total Liabilities not subject to Compromise			34,868,281		34,868,281

Liabilities subject to Compromise
Accounts Payable			13,480,408		13,480,408
Pre-Petition Accrued Interest		(1)	573,404,074	(550,361,168)	23,042,906
Post-Petition Accrued Interest		(2)	672,827		672,827
Notes Payable -Senior bank L/T			338,125,000		338,125,000
Notes Payable - Senior sub-debt			484,299,000		484,299,000
Premiums on Subordinated Debt			1,158,483		1,158,483
Notes Payable Parent			1,196,184,729	(1,196,184,729)
Deferred Tax Liability			38,314,358		38,314,358
Other Liabilities		(3)	2,732,721		2,732,721
Total Liabilities subject to Compromise			2,648,371,600	(1,746,545,897)	901,825,703

Common Stock			73,804	(50,000)	23,804
Additional Paid In Capital			634,233,424	(233,890,063)	400,343,361
Other Income			(5,652,404)		(5,652,404)
Retained Earnings			(1,083,548,069)	87,059,197	(996,488,872)
Stockholders’ Equity			(454,893,245)	(146,880,866)	(601,774,111)
Total Liabilities & Equity			$2,228,346,635	$(1,893,426,763)	$334,919,872
			(0)	(0)	(0)

See Attached Notes

Young Broadcasting Inc.

Footnotes to Balance Sheet

All Financial Information is Subject to Future Adjustments

Liabilities subject to Compromise

(1)   Accrued interest includes Pre-Petition interest accrued for the Senior Secured Notes, Senior Subordianted Unsecured Notes and Intercompany Notes.

(2)   Accrued interest includes Post-Petition interest accrued for the Senior Secured Notes.

(3)   Includes $1.6 million of Pre-Petition Creditors Holding Unsecured Priority Claims and $1.1 million of Creditors Holding Unsecured NonPriority Claims.

Young Broadcasting, Inc.
Consolidating Income Statement
For the Period From February 14, 2009 to February 28, 2009

		09-10671	09-10661	09-10651	09-10665	09-10656	09-10673	09-10672	09-10652	09-10655	09-10650	09-10648	09-10662	09-10670	09-10660	09-10663	09-10645	N/A
	Case #	WLNS	KLFY	KLFY LP	WKRN	WKRN GP	WTEN	WRIC	WATE	WATE GP	WBAY	KWQC	KELO	KCLO	KRON	AYI	CORP	YBCC	Consolidated
Operating Revenues
Local Revenue		205,034	438,521		697,988		299,227	429,797	472,226		400,727	297,307	490,664	41,504	492,965				4,265,961
National Revenue		86,786	86,160		232,038		151,646	143,943	127,884		113,690	102,380	88,008	8,993	665,178				1,806,706
Network Revenue		(4,625)	(503)		25,931		22,600	1,684	18,053		15,400	1,106	(1,216)						78,430
Political Revenue			9,185		14,400		100,455	17,105			6,320	31,090	17,265						195,820
Barter Revenue		2,786	22,088		3,695		4,210	11,375	5,820		8,617	4,312	2,336	210	93,383				158,830
Other Revenue		17,867	28,584		74,626		18,806	24,408	40,188		157,880	25,109	44,940	7,620	126,673	13,269			579,969
Total Operating Revenues		307,848	584,036		1,048,677		596,943	628,310	664,171		702,635	461,304	641,996	58,327	1,378,199	13,269			7,085,716
Commissions
Rep Commissions		2,924	3,881		6,760		9,091	6,370	3,842		5,473	6,961	3,828	360	28,270	(77,759)
Agency Commissions		38,901	51,095		122,910		84,444	90,782	90,268		124,676	70,661	82,433	5,654	154,974				916,798
Total Commissions		41,825	54,976		129,670		93,535	97,152	94,110		130,149	77,621	86,261	6,014	183,244	(77,759)			916,798

Net Operating Revenues		266,023	529,060		919,008		503,409	531,158	570,061		572,486	383,683	555,735	52,313	1,194,956	91,028			6,168,918

Operating Expenses
Direct Expenses		15,185	9,060		7,390		4,494	5,263	(7,818)		3,946	6,481	7,045	1,610	52,451				105,107
Technical Expense		26,968	13,775		51,658		52,992	28,284	13,355		30,731	39,802	34,918	4,836	201,780				499,102
Program/Production Expense		33,153	23,165		28,698		22,645	26,157	35,225		23,248	26,781	36,122	1,936	54,296				311,426
Amortization of Program License Rights		25,276	12,858		39,359		50,297	110,922	68,691		28,837	48,090	19,584	568	229,465				633,947
News Expense		79,206	69,007		214,401		122,528	108,829	118,312		124,362	81,978	87,009	2,504	391,057				1,399,194
Sales Expense		46,137	80,335		129,158		59,419	86,946	77,209		68,344	31,682	67,371	5,500	172,512	237,893			1,062,507
General & Administrative Expense		78,469	79,320	440	129,720	815	94,590	86,293	101,128	815	106,171	73,117	84,122	7,925	285,619				1,128,543
Barter Expense		2,796	7,079		3,695		4,210	11,557	5,820		9,093	4,312	2,336	210	93,383				144,489
Total Operating Expenses		307,189	294,599	440	604,078	815	411,177	464,252	411,922	815	394,732	312,243	338,507	25,089	1,480,564	237,893			5,284,316

Net Operating Income		(41,166)	234,461	(440)	314,929	(815)	92,232	66,906	158,139	(815)	177,754	71,440	217,228	27,224	(285,608)	(146,866)			884,602
Operating Margin		-15.5%	44.3%	#DIV/01	34.3%	#DIV/01	18.3%	12.6%	27.7%	#DIV/01	31.0%	18.6%	39.1%	52.0%	-23.9%	-161.3%	#DIV/01	#DIV/01	14.3%
Corporate Expense																	557,390		557,390
Reorganization Costs																	927,099		927,099
Non-Cash Compensation Paid in Common Stock																	195,857		195,857

Income Before Deprec. & Taxes		(41,166)	234,461	(440)	314,929	(815)	92,232	66,906	158,139	(815)	177,754	71,440	217,228	27,224	(285,608)	(146,866)	(1,680,346)		(795,744)

Deprec. & Amort. of Property & Equipment		34,759	45,812		46,041		31,695	49,733	39,518		45,379	30,543	3,818	7,600	60,611	1,433	11,473		408,414
Amort of Broadcast License & Other Intang.		57,599		52,840		15,770	9,174	2,025	591			46,204	51,948	772		148	73,133		310,204
Interest (Income)																	(408)		(408)
Interest Expense - Cash																	662,070	0	662,070
Other (lncome)/Expense		27,700	36,000				2,484						6,279				(27,743)		44,720
Total Non-Operating Expenses		120,058	81,812	52,840	46,041	15,770	43,353	51,758	40,108		45,379	76,747	62,046	8,372	60,611	1,581	718,525	0	1,425,000

Net lncome/(Loss)		$(161,224)	$152,649	$(53,280)	$268,889	$(16,585)	$48,879	$15,148	$118,030	$(815)	$132,375	$(5,307)	$155,182	$18,852	$(346,219)	$(148,447)	$(2,398,871)	$0	$(2,220,744)

Footnotes:	(1)	Income Statement excludes debtors that do not have any income statement activity (inactive): 10664; 10666; 10669; 10649; 10653; 10657; 10658; 10659; 10668.
	(2)	Reorganization costs are currently paid at YB Corp (10645). These expenses are currently not allocated to other debtors, but YB Corp. reserves the right to do so.

Young Broadcasting

Monthly Cash Flow

February 14 - 28, 2009 (Stub)

	YB	AY	HBF	YB	Fid TV	YB	YB	YB	YB	YB	YB	YB
	Sioux Falls	Inc	Inc	Nash LLC	Inc	SS	Nash	Rap City	Lansing	Rich	Albany	Cap Corp	Total
	09-10662	09-10663	09-10664	09-10665	09-10666	09-10668	09-10669	09-10670	09-10671	09-10672	09-10673	N/A	09-10645

Opening Cash	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$22,114,463.94
Cash Receipts	$1,007,095.37	$0.00	$0.00	$817,822.68	$0.00	$0.00	$0.00	$0.00	$379,065.97	$740,472.72	$543,576.32	$0.00	$7,125,497.78
Cash Disbursements	$149,290.66	$136,336.02	$0.00	$305,464.11	$0.00	$31,449.64	$0.00	$0.00	$139,473.38	$189,379.73	$173,388.28	$0.00	$7,592,035.85
InterCo	$857,804.71	$(136,336.02)		$512,358.57		$(31,449.64)	$0.00		$239,592.59	$551,092.99	$370,188.04		$(0.00)
Close Cash	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$21,647,925.87
Reportable Disbursements - US Trustee	$149,290.66	$136,336.02	$0.00	$305,464.11	$0.00	$31,449.64	$0.00	$0.00	$139,473.38	$189,379.73	$173,388.28	$0.00	$7,592,035.85

Young Broadcasting
Monthly Cash Flow
February 14 - 28, 2009 (Stub)

	YB Inc 09-10645	YB Davenport 09-10648	Winnebago TV 09-10649	YB GB 09-10650	KLFY LP 09-10651	YB Knox 09-10652	LAT Inc 09-10653	WATE GP 09-10655	WKRN GP 09-10656	YB LA 09-10657	YBK Inc 09-10658	YBT Inc 09-10659	YB SF 09-10660	YB Louis 09-10661

Opening Cash	$22,114,463.94	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash Receipts	$52,524.59	$555,835.18	$0.00	$616,670.85	$0.	$522,339.60	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$1,324,648.09	$565,446.41
Cash Disbursements	$5,159,971.64	$118,445.54	$0.00	$205,252.05	$0.	$191,382.63	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$666,253.19	$125,948.98
InterCo	$(4,640,908.98)	$437,389.64		$411,418.80	$0.	$330,956.97		$0.00	$0.00	$0.00			$658,394.90	$439,497.43
Close Cash	$21,647,925.87	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Reportable Disbursements - US Trustee	$5,159,971.64	$118,445.54	$0.00	$205,252.05	$0.00	$191,382.63	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$666,253.19	$125,948.98

Young Broadcasting Inc

Consolidated Weekly Disbursement Activity

Period: Petition Date to Week End April 3, 2009

($ in thousands)	Actual Week 1	Actual Week 2	Actual Week 3	Actual Week 4	Actual Week 5	Actual Week 6	Actual Week 7
Week Ending	20-Feb	27-Feb	6-Mar	13-Mar	20-Mar	27-Mar	3-Apr
Disbursements
Salaries	—	1,756	1	1,949	—	1,813	—
Severance	—	—	—	—	—	—	—
Commissions	—	—	—	—	—	—	—
Payroll Taxes	188	856	—	883	—	824	—
Employee Benefit plan costs	29	645	7	104	22	321	306
Insurance, Property & Workers Comp	—	—	63	9	155	9	63
Property Taxes	—	—	—	—	—	—	—
Utilities	—	—	—	40	35	29	81
Travel	—	48	147	70	16	22	6
Syndicated Programming	—	—	120	717	25	522	1,013
Nielsen	—	—	—	70	64	22	129
News Services (all categories)	—	—	—	32	77	46	48
Media Buy	—	—	—	—	—	14	—
Maintenance and Repairs	—	—	—	57	43	36	45
Other Services	—	13	178	112	184	90	95
Capital Ex (Planned and Emergency)	—	—	—	—	—	—	4
Lease Payments	—	104	4	53	22	70	102
Other (misc. G&A and contingencies)	—	29	6	66	45	74	34
Dr. Phil Cure Fee	—	—	—	—	—	—	—
Utilities Deposits	—	—	—	—	—	—	85
Due Course Professional Expenses	—	—	—	—	—	—	—
Total Operating Disbursements	217	3,452	525	4,163	688	3,892	2,011
Senior Credit Cash Interest Expense	4,513
Restructuring Professional Expenses	—	—	—	312	—	—	—
Total Disbursements	4,730	3,452	525	4,474	688	3,892	2,011

NOTE: THE SCHEDULE OF DISBURSEMENTS SET FORTH ABOVE IS EXCERPTED FROM THE FINANCIAL REPORTING PACKAGE PREPARED BY THE DEBTOR PURSUANT TO THE CASH COLLATERAL ORDER ENTERED IN THESE CASES. IT IS INCLUDED IN THIS MONTHLY OPERATING REPORT IN ORDER TO PROVIDE INTERESTED PARTIES WITH FURTHER DETAIL AS TO NATURE OF THE CASH DISBURSEMENTS MADE BY THE DEBTORS. THE REVIEWER SHOULD NOTE THAT FINANCIAL REPORTING PURSUANT TO THE CASH COLLATERAL ORDER IS PREPARED ON A WEEKLY, RATHER THAN A MONTHLY, BASIS IN ORDER TO CONFORM TO THE APPROVED CASH COLLATERAL BUDGET. IN ADDITION, THE CASH COLLATERAL REPORTING IS PREPARED ON A “BOOK BASIS,” RATHER THAN A “BANK BASIS,” SO THAT THE DISBURSEMENTS REFLECT ALL OUTSTANDING CHECKS AND WIRES, REGARDLESS OF WHETHER THEY HAVE CLEARED AND HAVE BEEN REFLECTED IN THE DEBTOR’S BANK STATEMENTS. FOR THESE REASONS, THE SUMMARY OF DISBURSEMENTS DIFFERS FROM THE STATEMENT OF DISBURSEMENTS INCLUDED EARLIER IN THIS MONTHLY OPERATING REPORT.